Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statement (Form S-3 No. 333-184785) of Research Frontiers Incorporated
(2)	Registration Statement (Form S-3 No. 333-179099) of Research Frontiers Incorporated
(3)	Registration Statement (Form S-3 No. 333-133858) of Research Frontiers Incorporated
(4)	Registration Statement (Form S-3 No. 333-40369) of Research Frontiers Incorporated
(5)	Registration Statement (Form S-3 No. 333-115052) of Research Frontiers Incorporated
(6)	Registration Statement (Form S-3 No. 333-65219) of Research Frontiers Incorporated
(7)	Registration Statement (Form S-3 No. 333-159093) of Research Frontiers Incorporated
(8)	Registration Statement (Form S-3 No. 333-223623) of Research Frontiers Incorporated
(9)	Registration Statement (Form S-8 No. 333-80575) of Research Frontiers Incorporated
(10)	Registration Statement (Form S-8 No. 333-179097) of Research Frontiers Incorporated
(11)	Registration Statement (Form S-8 No. 33-53030) of Research Frontiers Incorporated
(12)	Registration Statement (Form S-8 No. 33-86910) of Research Frontiers Incorporated
(13)	Registration Statement (Form S-8 No. 333-08623) of Research Frontiers Incorporated
(14)	Registration Statement (Form S-8 No. 333-34163) of Research Frontiers Incorporated
(15)	Registration Statement (Form S-8 No. 333-63374) of Research Frontiers Incorporated
(16)	Registration Statement (Form S-8 No. 333-106754) of Research Frontiers Incorporated
(17)	Registration Statement (Form S-8 No.333-159094) of Research Frontiers Incorporated
(18)	Registration Statement (Form S-8 No. 333-196746) of Research Frontiers Incorporated
(19)	Registration Statement (Form S-8 No. 333-237035) of Research Frontiers Incorporated

of our report dated March 5, 2026, with respect to the consolidated financial statements of Research Frontiers Incorporated included in this Annual Report (Form 10-K) of Research Frontiers Incorporated for the year ended December 31, 2025.

/s/ CohnReznick LLP

Melville, New York

March 5, 2026